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                                                                   Exhibit 10.35

                          FORM OF AMENDED AND RESTATED
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                               GUARANTY AGREEMENT
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         1.     Guaranty. Each of the undersigned (hereinafter individually and
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collectively referred to as "Guarantor"), for value received, the receipt and sufficiency of which is hereby acknowledged, and to induce NEON Systems, Inc., a Delaware corporation having offices at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478 (hereinafter called "NSI"), at its option, at any time or from time to time to loan monies, with or without security to or for the account of Scalable Software, Inc., a Delaware corporation (hereinafter called the "Borrower"), and at the special insistence and request of NSI, the Guarantor hereby unconditionally guarantees the prompt payment at maturity and the prompt performance when due of the following (hereinafter called the "Indebtedness"):

         All indebtedness, obligations and liabilities of the Borrower to NSI (and also to others to the extent of participations granted them by NSI) created by, arising out of, pursuant to and evidenced by the following described promissory note executed by the Borrower payable to the order of NSI (and also to others to the extent of participations granted them by NSI), together with any and all renewals, extensions for any period and/or rearrangements or modifications thereof (the "Note"), whether with or without notice to Guarantor and including accrued interest as provided in such promissory note and expenses, if any, incurred by NSI to collect such indebtedness, obligations and liabilities:

         Date:  June 26, 2002    Amount: $3,500,000.00

         Maturity:     June 26, 2005.

The Note represents a renewal extension, rearrangement and modification of that certain Amended and Restated Promissory Note dated November 14, 2001, in the principal amount of $3,500,000 executed by Borrower and payable to the order of NSI as therein provided, as extended by Extension Agreement dated as of March 31, 2002, between Borrower and NSI. Guarantor joined in the execution of said promissory note guaranteeing the full and prompt payment and performance of all obligations of the Borrower thereunder (the "Prior Guarantee").

         2.     Nature of Guaranty. This is an irrevocable, absolute,
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completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Indebtedness or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. The fact that the Indebtedness may be rearranged, modified, reduced, extended for any period and/or renewed from time to time or paid in full without notice to the Guarantor shall not release, discharge or reduce the obligation of Guarantor with respect to the Indebtedness, and Guarantor shall remain fully bound hereunder. In the event NSI must rescind or restore any payment received by NSI in satisfaction of the Indebtedness, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by NSI shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of

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such performance. This Guaranty Agreement may be enforced by NSI and any subsequent holder of the Indebtedness and shall not be discharged by the assignment or negotiation of all or part of the Indebtedness. This guaranty may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indebtedness is rescinded or must otherwise be returned by NSI upon the insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor and after Guarantor's death (in which event this Guaranty Agreement shall be binding upon Guarantor's estate and Guarantor's heirs and legal representatives), all as though such payment had not been made. Guarantor hereby expressly waives presentment, demand, notice of non-payment protest, notice of protest and dishonor or any other notice whatsoever on any and all forms of such Indebtedness, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of NSI being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

         3.     NSI's Rights. The Guarantor authorizes NSI, without notice or
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demand and without affecting the Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Indebtedness, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as NSI in its discretion may determine; and to obtain a guaranty of any of the Indebtedness from any one or more persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties and Guarantor hereby acknowledges and agrees that the obligations of all such persons, corporations or entities to pay and satisfy the Indebtedness pursuant to their respective guaranties (including Guarantor's obligations under this Guaranty Agreement) shall be joint and several.

         4.     Guarantor's Waivers. Guarantor waives any right to require
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NSI to (and it shall not be necessary for NSI, in order to enforce such payment by Guarantor to first) (a) proceed against Borrower or any other Person liable on the Indebtedness, (b) proceed against or exhaust any security given to secure the Indebtedness, (c) have Borrower joined with Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Indebtedness, (d) enforce its rights against any other guarantor of the Indebtedness or (e) pursue or exhaust any other remedy in NSI's power whatsoever. NSI shall not be required to mitigate damages or take any action to reduce, collect or enforce the Indebtedness. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of any of the Indebtedness, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which NSI now has or may hereafter have against Borrower, and waives any benefit of any right to participate in any security now or hereafter held by NSI. The Guarantor hereby waives any obligation of the Borrower to pay, reimburse or otherwise compensate the Guarantor for any payments the Guarantor may have to make to the NSI pursuant to this Guaranty Agreement. In addition, the Guarantor hereby waives any right, or claims it may now have or hereafter have against the Borrower in connection with any payments which the Guarantor may have to make to NSI pursuant to this Guaranty Agreement.

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         5.     Maturity, Payment. The Guarantor agrees that if the maturity
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of any Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from NSI of the Borrower's failure to pay any Indebtedness at maturity, pay to NSI at the NSI's offices specified in the opening clause of this Guaranty Agreement, the amount due and unpaid by the Borrower and guaranteed hereby. The failure of NSI to give this notice shall not in any way release the Guarantor hereunder.

         6.     Expenses, Interest. If the Guarantor fails to pay the
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Indebtedness after notice from NSI of the Borrower's failure to pay any
Indebtedness at maturity, and if NSI obtains the services of an attorney for collection of amounts owing by the Guarantor hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to NSI at the NSI's offices NSI's reasonable attorneys' fees and the Guarantor agrees to pay interest on the amount of any judgment at the interest rate provided for in the instrument creating or evidencing any of the Indebtedness or, if such rate cannot be charged to the Guarantor, at the maximum rate of nonusurious interest allowed by law.

         7.     Primary Liability. It is expressly agreed that the liability
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of the Guarantor for the payment of the Indebtedness guaranteed hereby shall be primary and not secondary.

         8.     Events and Circumstances Not Reducing or Discharging Guarantor's
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Obligations. Guarantor hereby consents and agrees to each of the following, and
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agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

                (a)     Modifications, etc. Any renewal, extension,
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         modification, alteration or rearrangement of all or any part of the
         Indebtedness, or of the Note or any instrument executed in connection therewith, or any contract or understanding between Borrower and NSI, or any other parties, pertaining to the Indebtedness;

                (b)     Adjustment, etc. Any adjustment, indulgence,
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         forbearance or compromise that might be granted or given by NSI to
         Borrower or Guarantor;

                (c)     Condition of Borrower or Guarantor. The insolvency,
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         bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Indebtedness; or any dissolution of Borrower, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders or members of Borrower; or any reorganization of Borrower or Guarantor;

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                (d)     Invalidity of Indebtedness. The invalidity,
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         illegality or unenforceability of all or any part of the Indebtedness, or any document or agreement executed in connection with the Indebtedness, for any reason whatsoever, including without limitation the fact that the Indebtedness, or any part thereof, exceeds the amount permitted by law, the act of creating the Indebtedness or any part thereof is ultra vires, the officers or representatives executing the
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         documents or otherwise creating the Indebtedness acted in excess of their authority, the Indebtedness violates applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Indebtedness wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Indebtedness (or the execution, delivery and performance of any document or instrument representing part of the Indebtedness or executed in connection with the Indebtedness, or given to secure the repayment of the Indebtedness) is illegal, uncollectible, legally impossible or unenforceable, or the other documents or instruments pertaining to the Indebtedness have been forged or otherwise are irregular or not genuine or authentic;

                (e)     Release of Obligors. Any full or partial release of
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         the liability of Borrower on the Indebtedness or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Indebtedness or any part thereof, is being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Indebtedness in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to perform the Indebtedness, or NSI will look to other parties to perform the Indebtedness;

                (f)     Other Security. The taking or accepting of any other
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         security, collateral or guaranty, or other assurance of payment, for all or any part of the Indebtedness;

                (g)     Release of Collateral, etc. Any release, surrender,
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         exchange, subordination, deterioration, waste, loss or impairment
         (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Indebtedness;

                (h)     Care and Diligence. The failure of NSI or any other
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         party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                (i)     Status of Liens. The fact that any collateral,
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         security, security interest or lien contemplated or intended to be given, created or granted as

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         security for the repayment of the Indebtedness shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Indebtedness;

                (j)     Preference. Any payment by Borrower to NSI is held
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         to constitute a preference under bankruptcy laws, or for any reason NSI is required to refund such payment or pay such amount to Borrower or someone else; or

                (k)     Other Actions Taken or Omitted. Any other action
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         taken or omitted to be taken with respect to the Indebtedness or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Indebtedness pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Indebtedness when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Indebtedness.

         9.     Representations. In order to induce NSI to accept this
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Guaranty Agreement, the Guarantor represents and warrants to NSI (which representations and warranties will survive the creation of the Indebtedness and any extension of credit thereunder) that:

                (a)     Benefit to Guarantor. The Guarantor's guaranty
                        --------------------
         pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor.

                (b)     Binding Obligations. This Guaranty Agreement
                        -------------------
         constitutes valid and binding obligations of the Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

                (c)     No Legal Bar or Resultant Lien. This Guaranty
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         Agreement will not violate any provisions of any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Guarantor is subject, or result in the creation or imposition of or obligation to grant any lien upon any properties of the Guarantor (other than those, if any, granted hereby).

                (d)     No Consent. The Guarantor's execution, delivery and
                        ----------
         performance of this Guaranty Agreement does not require the consent or approval of any other person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

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                (e)     Familiarity and Reliance. The Guarantor is familiar
                        ------------------------
         with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and Liabilities; provided, however, the Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

                (f)     No Representation. Neither NSI nor any other person,
                        -----------------
         corporation or entity has made any representation, warranty or statement to the Guarantor with regard to the Borrower or its financial condition in order to induce the Guarantor to execute this Guaranty Agreement.

                (g)     Guarantor's Financial Condition. As of the date
                        -------------------------------
         hereof and after giving effect to this Guaranty Agreement and the contingent liability evidenced hereby, Guarantor is and will be solvent, and has assets which, fairly valued, exceed its obligations, liabilities and debts.

         10.    Successors and Assigns. This Guaranty Agreement is and shall
                ----------------------
be in every particular available to the successors and assigns of NSI and is and shall always be fully binding upon the heirs, legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting the Guarantor.

         11.    Notices. Any notice or demand to the Guarantor under or in
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connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to the Guarantor at the address of the Guarantor appearing on the records of NSI, in the United States mail, but actual notice, however given or received, shall always be effective.

         12.    Release. This Guaranty Agreement shall terminate and each
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Guarantor shall be released from his obligations hereunder on the effective date of the merger of the Borrower with and into NSI pursuant to the "Agreement and Plan of Merger" (as defined in the Note).

         13.    Prior Guaranty. This Guaranty Agreement amends and restates
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in its entirety the Prior Guarantee.

         14.    Governing Law. This Guaranty Agreement is a contract made
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under and shall be construed in accordance with and governed by the laws of the
State of Texas, and of the United States of America.

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         WITNESS THE EXECUTION HEREOF, this the _____ day of June, 2002.

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                                       Address:

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                                       Address:

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                                       Address:

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